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                                                                    EXHIBIT (24)

                        CONSENT OF INDEPENDENT AUDITORS

Honeywell Inc.:

    We consent to the incorporation by reference in Registration Statements Nos. 2-64351, 2-98660, 33-29442, 33-44282, 33-44283, 33-44284 and 33-49819 on Form
S-8, and No. 33-62300 on Form S-3, of our reports dated February 11, 1994, appearing in and incorporated by reference in the Annual Report on Form 10-K of Honeywell Inc. for the year ended December 31, 1993.

Deloitte & Touche
Minneapolis, Minnesota
March 3, 1994

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